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                              RS INVESTMENT TRUST

                             PROSPECTUS SUPPLEMENT
                        TO PROSPECTUS DATED MAY 1, 2003,
                           AS REVISED OCTOBER 6, 2003


YOUR INVESTMENT

The following two paragraphs are added in the section entitled "Portfolio Managers" on pages 32 and 33 of the Prospectus:

"DAVID J. KELLEY has been a co-portfolio manager of the RS PARTNERS FUND and the RS CONTRARIAN VALUE FUND since January 2004. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management for three years. Previously, he had served as an analyst for three years with Crestwood Capital, an ING affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School."

"JOSEPH A. WOLF has been a co-portfolio manager of the RS PARTNERS FUND and the RS CONTRARIAN VALUE FUND since January 2004. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School."

ANDREW P. PILARA, JR.'s status has not changed. He continues as portfolio manager of both the RS PARTNERS FUND and the RS CONTRARIAN VALUE FUND.




January 6, 2004